EXHIBIT A

Unaudited consolidating statements of operations and surplus of the Claimant and its subsidiary companies (i.e., PG&E Corporation and its subsidiaries) for 2003, together with unaudited consolidating balance sheets of the Claimant and its subsidiary companies as of December 31, 2003.

On July 8, 2003, the National Energy & Gas Transmission, Inc., or NEGT, formerly known as PG&E National Energy Group, Inc., a subsidiary of PG&E Corporation and PG&E National Energy Group, LLC, filed a voluntary petition for relief under the provisions of Chapter 11 in the U.S. Bankruptcy Court for the District of Maryland, Greenbelt Division. In anticipation of NEGT's Chapter 11 filing, PG&E Corporation's representatives, who previously served as directors of NEGT, resigned on July 7, 2003 and were replaced with directors who are not affiliated with PG&E Corporation. As a result, PG&E Corporation no longer retains significant influence over NEGT. Accordingly, effective July 8, 2003, NEGT's results are no longer consolidated with those of PG&E Corporation. NEGT's proposed plan of reorganization provides for the elimination of PG&E Corporation's equity ownership and PG&E Corporation believes that the bankruptcy court will approve NEGT's proposed plan of reorganization or one with similar elimination provisions. As a result, PG&E Corporation considers its investment in NEGT to be abandoned and has accounted for NEGT as discontinued operations in accordance with Statement of Financial Accounting Standard No. 144, "Accounting for the impairment or Disposal of Long-Lived Assets," or SFAS No. 144. Under the provisions of SFAS No. 144, NEGT's results of operations through July 7, 2003 and for prior years have been reclassified as discontinued operations and PG&E Corporation now accounts for its investment in NEGT using the cost method of accounting.

Accordingly, this exhibit contains the unaudited consolidated statements of operations of PG&E National Energy Group, LLC through July 7, 2003. However, the consolidating statement of operations, statement of surplus and balance sheet of PG&E National Energy Group, LLC and its subsidiaries are not included in this exhibit.

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries

Operating Revenues
Electric	$7,582	$-	$7,582	$-	$7,582
Natural gas	2,853	(8)	2,861	-	2,861

Total operating revenues	10,435	(8)	10,443	-	10,443

Operating Expenses
Cost of electricity	2,309	(10)	2,319	-	2,319
Cost of natural gas	1,438	(29)	1,467	-	1,467
Operating and maintenance	2,963	(5)	2,968	28	2,940
Depreciation, amortization and decommissioning	1,222	-	1,222	4	1,218
Reorganization professional fees and expenses	160	-	160	-	160

Total operating expenses	8,092	(44)	8,136	32	8,104

Operating Income (Loss)	2,343	36	2,307	(32)	2,339
Reorganization interest income	46	-	46	-	46
Interest income	16	(11)	27	20	7
Interest expense	(1,147)	6	(1,153)	(200)	(953)
Equity in earnings of subsidiaries	-	(366)	366	366	-
Other income (expense), net	(9)	1	(10)	2	(12)

Income (Loss) Before Income Taxes	1,249	(334)	1,583	156	1,427
Income tax provision (benefit)	458	11	447	(84)	531

Income (Loss) From Continuing Operations	791	(345)	1,136	240	896
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	(365)	(21)	(344)	177	(521)

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	426	(366)	792	417	375
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	(6)	-	(6)	3	(9)

Net Income (Loss)	$420	$(366)	$786	$420	$366

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

Operating Revenues
Electric	$7,582	$-	$-	$-	$-
Natural gas	2,856	5	-	-	-

Total operating revenues	10,438	5	-	-	-

Operating Expenses
Cost of electricity	2,319	-	-	-	-
Cost of natural gas	1,467	-	-	-	-
Operating and maintenance	2,935	5	-	-	-
Depreciation, amortization and decommissioning	1,218	-	-	-	-
Reorganization professional fees and expenses	160	-	-	-	-

Total operating expenses	8,099	5	-	-	-

Operating Income (Loss)	2,339	-	-	-	-
Reorganization interest income	46	-	-	-	-
Interest income	7	-	-	-	-
Interest expense	(953)	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	(9)	-	-	-	-

Income (Loss) Before Income Taxes	1,430	-	-	-	-
Income tax provision (benefit)	528	-	-	-	-

Income (Loss) From Continuing Operations	902	-	-	-	-
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	-	-	-	-	-

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	902	-	-	-	-
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	(1)	-	-	-	-

Net Income (Loss)	$901	$-	$-	$-	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	PG&E Ventures, LLC (Consolidated)

Operating Revenues
Electric	$-	$-
Natural gas	-	-

Total operating revenues	-	-

Operating Expenses
Cost of electricity	-	-
Cost of natural gas	-	-
Operating and maintenance	-	-
Depreciation, amortization and decommissioning	-	-
Reorganization professional fees and expenses	-	-

Total operating expenses	-	-

Operating Income (Loss)	-	-
Reorganization interest income	-	-
Interest income	-	-
Interest expense	-	-
Equity in earnings of subsidiaries	-	-
Other income (expense), net	-	(3)

Income (Loss) Before Income Taxes	-	(3)
Income tax provision (benefit)	-	3

Income (Loss) From Continuing Operations	-	(6)
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	(521)	-

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	(521)	(6)
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	(8)	-

Net Income (Loss)	$(529)	$(6)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	6	(6)	(6)	-
Other income (expense), net	(3)	-	(3)	-	-

Income (Loss) Before Income Taxes	(3)	6	(9)	(6)	-
Income tax provision (benefit)	3	-	3	-	1

Income (Loss) From Continuing Operations	(6)	6	(12)	(6)	(1)
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	-	-	-	-	-

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	(6)	6	(12)	(6)	(1)
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	-	-	-	-	-

Net Income (Loss)	$(6)	$6	$(12)	$(6)	$(1)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)

Operating Revenues
Electric	$-
Natural gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	(3)

Income (Loss) Before Income Taxes	(3)
Income tax provision (benefit)	2

Income (Loss) From Continuing Operations	(5)
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	-

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	(5)
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	-

Net Income (Loss)	$(5)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Telecom LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	-	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	1	-	1	1	-

Income (Loss) From Continuing Operations	(1)	-	(1)	(1)	-
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	-	-	-	-	-

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	(1)	-	(1)	(1)	-
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	-	-	-	-	-

Net Income (Loss)	$(1)	$-	$(1)	$(1)	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC

Operating Revenues
Electric	$-
Natural gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-

Income (Loss) Before Income Taxes	-
Income tax provision (benefit)	-

Income (Loss) From Continuing Operations	-
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	-

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	-
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	-

Net Income (Loss)	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	1	(1)	(1)	-
Other income (expense), net	(3)	-	(3)	(3)	-

Income (Loss) Before Income Taxes	(3)	1	(4)	(4)	-
Income tax provision (benefit)	2	-	2	1	1

Income (Loss) From Continuing Operations	(5)	1	(6)	(5)	(1)
Discontinued Operations
Loss from operations of NEGT (net of income tax benefit of $230 million)	-	-	-	-	-

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	(5)	1	(6)	(5)	(1)
Cumulative effect of changes in accounting principles (net of income tax benefit of $4 million)	-	-	-	-	-

Net Income (Loss)	$(5)	$1	$(6)	$(5)	$(1)

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries

ASSETS
Current Assets
Cash and cash equivalents	$3,658	$-	$3,658	$673	$2,985
Restricted cash	403	-	403	-	403
Accounts receivable:
Customers	2,424	-	2,424	-	2,424
Related parties	15	(401)	416	398	18
Regulatory balancing accounts	248	-	248	-	248
Inventories:
Gas stored underground	166	-	166	-	166
Materials and supplies	126	-	126	-	126
Prepaid expenses and other	108	(1)	109	9	100

Total current assets	7,148	(402)	7,550	1,080	6,470

Property, Plant and Equipment
Electric	20,468	-	20,468	-	20,468
Gas	8,355	-	8,355	-	8,355
Construction work in progress	379	-	379	-	379
Other	20	-	20	20	-

Total property, plant and equipment	29,222	-	29,222	20	29,202
Accumulated depreciation	(11,115)	-	(11,115)	(15)	(11,100)

Net property, plant and equipment	18,107	-	18,107	5	18,102

Other Noncurrent Assets
Investment in subsidiaries	-	(4,816)	4,816	4,816	-
Regulatory assets	2,001	-	2,001	-	2,001
Nuclear decommissioning funds	1,478	-	1,478	-	1,478
Other	1,441	(691)	2,132	417	1,715

Total other noncurrent assets	4,920	(5,507)	10,427	5,233	5,194

TOTAL ASSETS	$30,175	$(5,909)	$36,084	$6,318	$29,766

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$310	$-	$310	$-	$310
Current portion of rate reduction bonds	290	-	290	-	290
Accounts payable:
Related parties	10	(217)	227	2	225
Trade creditors	657	-	657	-	657
Regulatory balancing accounts	186	-	186	-	186
Other	392	(1)	393	28	365
Interest payable	174	-	174	21	153
Income taxes payable	256	(2)	258	258	-
Other	863	-	863	137	726

Total current liabilities	3,138	(220)	3,358	446	2,912

Noncurrent Liabilities
Long-term debt	3,314	-	3,314	883	2,431
Rate reduction bonds	870	-	870	-	870
Regulatory liabilities	3,979	-	3,979	-	3,979
Asset retirement obligations	1,218	-	1,218	-	1,218
Deferred income taxes	856	-	856	(478)	1,334
Deferred tax credits	127	-	127	-	127
Net investment in NEGT	1,216	-	1,216	1,216	-
Preferred stock of subsidiary with mandatory redemption provisions	137	-	137	-	137
Other	1,501	-	1,501	30	1,471

Total noncurrent liabilities	13,218	-	13,218	1,651	11,567

Liabilities Subject to Compromise
Financing debt	5,603	-	5,603	-	5,603
Trade creditors	3,715	(184)	3,899	-	3,899

Total liabilities subject to compromise	9,318	(184)	9,502	-	9,502

Commitments and Contingencies	-	-	-	-	-

Preferred Stock of Subsidiaries	286	(8)	294	-	294
Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	6,468	(4,288)	10,756	6,468	4,288
Common stock held by subsidiary	(690)	475	(1,165)	(690)	(475)
Unearned compensation	(20)	-	(20)	(20)	-
Reinvested earnings (accumulated deficit)	(1,458)	(1,684)	226	(1,458)	1,684
Accumulated other comprehensive income (loss)	(85)	-	(85)	(79)	(6)

Total common shareholders' equity	4,215	(5,497)	9,712	4,221	5,491

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$30,175	$(5,909)	$36,084	$6,318	$29,766

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

ASSETS
Current Assets
Cash and cash equivalents	$2,979	$-	$-	$-	$-
Restricted cash	403	-	-	-	-
Accounts receivable:
Customers	2,424	-	-	-	-
Related parties	17	1	-	-	-
Regulatory balancing accounts	248	-	-	-	-
Inventories:
Gas stored underground	166	-	-	-	-
Materials and supplies	126	-	-	-	-
Prepaid expenses and other	100	-	-	-	-

Total current assets	6,463	1	-	-	-

Property, Plant and Equipment
Electric	20,468	-	-	-	-
Gas	8,355	-	-	-	-
Construction work in progress	379	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	29,202	-	-	-	-
Accumulated depreciation	(11,100)	-	-	-	-

Net property, plant and equipment	18,102	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	-	-	-	-
Regulatory assets	2,001	-	-	-	-
Nuclear decommissioning funds	1,478	-	-	-	-
Other	1,022	-	-	690	-

Total other noncurrent assets	4,501	-	-	690	-

TOTAL ASSETS	$29,066	$1	$-	$690	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$310	$-	$-	$-	$-
Current portion of rate reduction bonds	290	-	-	-	-
Accounts payable:
Related parties	224	1	-	-	-
Trade creditors	657	-	-	-	-
Regulatory balancing accounts	186	-	-	-	-
Other	365	-	-	-	-
Interest payable	153	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	723	-	-	-	-

Total current liabilities	2,908	1	-	-	-

Noncurrent Liabilities
Long-term debt	2,431	-	-	-	-
Rate reduction bonds	870	-	-	-	-
Regulatory liabilities	3,979	-	-	-	-
Asset retirement obligations	1,218	-	-	-	-
Deferred income taxes	1,334	-	-	-	-
Deferred tax credits	127	-	-	-	-
Net investment in NEGT	-	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	137	-	-	-	-
Other	1,471	-	-	-	-

Total noncurrent liabilities	11,567	-	-	-

Liabilities Subject to Compromise
Financing debt	5,603	-	-	-	-
Trade creditors	3,899	-	-	-	-

Total liabilities subject to compromise	9,502	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock of Subsidiaries	294	-	-	-	-
Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	3,570	-	-	690	-
Common stock held by subsidiary	(475)	-	-	-	-
Unearned compensation	-	-	-	-	-
Reinvested earnings (accumulated deficit)	1,706	-	-	-	-
Accumulated other comprehensive income (loss)	(6)	-	-	-	-

Total common shareholders' equity	4,795	-	-	690	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$29,066	$1	$-	$690	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
PG&E Ventures, LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$6
Restricted cash	-
Accounts receivable:
Customers	-
Related parties	-
Regulatory balancing accounts	-
Inventories:
Gas stored underground	-
Materials and supplies	-
Prepaid expenses and other	-

Total current assets	6

Property, Plant and Equipment
Electric	-
Gas	-
Construction work in progress	-
Other	-

Total property, plant and equipment	-
Accumulated depreciation	-

Net property, plant and equipment	-

Other Noncurrent Assets
Investment in subsidiaries	-
Regulatory assets	-
Nuclear decommissioning funds	-
Other	3

Total other noncurrent assets	3

TOTAL ASSETS	$9

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
PG&E Ventures, LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-
Current portion of rate reduction bonds	-
Accounts payable:
Related parties	-
Trade creditors	-
Regulatory balancing accounts	-
Other	-
Interest payable	-
Income taxes payable	-
Other	3

Total current liabilities	3

Noncurrent Liabilities
Long-term debt	-
Rate reduction bonds	-
Regulatory liabilities	-
Asset retirement obligations	-
Deferred income taxes	-
Deferred tax credits	-
Net investment in NEGT	-
Preferred stock of subsidiary with mandatory redemption provisions	-
Other	-

Total noncurrent liabilities	-

Liabilities Subject to Compromise
Financing debt	-
Trade creditors	-

Total liabilities subject to compromise	-

Commitments and Contingencies	-

Preferred Stock of Subsidiaries	-
Preferred Stock	-
Common Shareholders' Equity
Common stock	28
Common stock held by subsidiary	-
Unearned compensation	-
Reinvested earnings (accumulated deficit)	(22)
Accumulated other comprehensive income (loss)	-

Total common shareholders' equity	6

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$6	$-	$6	$-	$6
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	6	-	6	-	6

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	(6)	6	6	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	3	-	3	-	-

Total other noncurrent assets	3	(6)	9	6	-

TOTAL ASSETS	$9	$(6)	$15	$6	$6

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	3	-	3	1	2

Total current liabilities	3	-	3	1	2

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Net investment in NEGT	-	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock of Subsidiaries	-	-	-	-	-
Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	28	(27)	55	27	15
Common stock held by subsidiary	-	-	-	-	-
Unearned compensation	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(22)	21	(43)	(22)	(11)
Accumulated other comprehensive income (loss)	-	-	-	-	-

Total common shareholders' equity	6	(6)	12	5	4

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9	$(6)	$15	$6	$6

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$-
Restricted cash	-
Accounts receivable:
Customers	-
Related parties	-
Regulatory balancing accounts	-
Inventories:
Gas stored underground	-
Materials and supplies	-
Prepaid expenses and other	-

Total current assets	-

Property, Plant and Equipment
Electric	-
Gas	-
Construction work in progress	-
Other	-

Total property, plant and equipment	-
Accumulated depreciation	-

Net property, plant and equipment	-

Other Noncurrent Assets
Investment in subsidiaries	-
Regulatory assets	-
Nuclear decommissioning funds	-
Other	3

Total other noncurrent assets	3

TOTAL ASSETS	$3

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
Pacific Venture Capital, LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-
Current portion of rate reduction bonds	-
Accounts payable:
Related parties	-
Trade creditors	-
Regulatory balancing accounts	-
Other	-
Interest payable	-
Income taxes payable	-
Other	-

Total current liabilities	-

Noncurrent Liabilities
Long-term debt	-
Rate reduction bonds	-
Regulatory liabilities	-
Asset retirement obligations	-
Deferred income taxes	-
Deferred tax credits	-
Net investment in NEGT	-
Preferred stock of subsidiary with mandatory redemption provisions	-
Other	-

Total noncurrent liabilities	-

Liabilities Subject to Compromise
Financing debt	-
Trade creditors	-

Total liabilities subject to compromise	-

Commitments and Contingencies	-

Preferred Stock of Subsidiaries	-
Preferred Stock	-
Common Shareholders' Equity
Common stock	13
Common stock held by subsidiary	-
Unearned compensation	-
Reinvested earnings (accumulated deficit)	(10)
Accumulated other comprehensive income (loss)	-

Total common shareholders' equity	3

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC

ASSETS
Current Assets
Cash and cash equivalents	$6	$-	$6	$6	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	6	-	6	6	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$6	$-	$6	$6	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	2	-	2	2	-

Total current liabilities	2	-	2	2	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Net investment in NEGT	-	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock of Subsidiaries	-	-	-	-	-
Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	15	-	15	15	-
Common stock held by subsidiary	-	-	-	-	-
Unearned compensation	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(11)	-	(11)	(11)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-

Total common shareholders' equity	4	-	4	4	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6	$-	$6	$6	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC

ASSETS
Current Assets
Cash and cash equivalents	$-
Restricted cash	-
Accounts receivable:
Customers	-
Related parties	-
Regulatory balancing accounts	-
Inventories:
Gas stored underground	-
Materials and supplies	-
Prepaid expenses and other	-

Total current assets	-

Property, Plant and Equipment
Electric	-
Gas	-
Construction work in progress	-
Other	-

Total property, plant and equipment	-
Accumulated depreciation	-

Net property, plant and equipment	-

Other Noncurrent Assets
Investment in subsidiaries	-
Regulatory assets	-
Nuclear decommissioning funds	-
Other	-

Total other noncurrent assets	-

TOTAL ASSETS	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
PG&E Telecom Holdings, LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-
Current portion of rate reduction bonds	-
Accounts payable:
Related parties	-
Trade creditors	-
Regulatory balancing accounts	-
Other	-
Interest payable	-
Income taxes payable	-
Other	-

Total current liabilities	-

Noncurrent Liabilities
Long-term debt	-
Rate reduction bonds	-
Regulatory liabilities	-
Asset retirement obligations	-
Deferred income taxes	-
Deferred tax credits	-
Net investment in NEGT	-
Preferred stock of subsidiary with mandatory redemption provisions	-
Other	-

Total noncurrent liabilities	-

Liabilities Subject to Compromise
Financing debt	-
Trade creditors	-

Total liabilities subject to compromise	-

Commitments and Contingencies	-

Preferred Stock of Subsidiaries	-
Preferred Stock	-
Common Shareholders' Equity
Common stock	-
Common stock held by subsidiary	-
Unearned compensation	-
Reinvested earnings (accumulated deficit)	-
Accumulated other comprehensive income (loss)	-

Total common shareholders' equity	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investment in subsidiaries	-	(2)	2	2	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	3	-	3	1	2

Total other noncurrent assets	3	(2)	5	3	2

TOTAL ASSETS	$3	$(2)	$5	$3	$2

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Related parties	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Net investment in NEGT	-	-	-	-	-
Preferred stock of subsidiary with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock of Subsidiaries	-	-	-	-	-
Preferred Stock	-	-	-	-	-
Common Shareholders' Equity
Common stock	13	(5)	18	13	5
Common stock held by subsidiary	-	-	-	-	-
Unearned compensation	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(10)	3	(13)	(10)	(3)
Accumulated other comprehensive income (loss)	-	-	-	-	-

Total common shareholders' equity	3	(2)	5	3	2

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3	$(2)	$5	$3	$2

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Corporation (Consolidated)	Eliminations and Reclassifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries

Balance at December 31, 2002	$(1,878)	$(789)	$(1,089)	$(1,878)	$789
Net income (loss)	420	(895)	1,315	420	895

Balance at December 31, 2003	$(1,458)	$(1,684)	$226	$(1,458)	$1,684

	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PTTP Services LLC

Balance at December 31, 2002	$805	$-	$-	$-	$-
Net income (loss)	901	-	-	-	-

Balance at December 31, 2003	$1,706	$-	$-	$-	$-

PG&E Ventures, LLC (Consolidated)

Balance at December 31, 2002	$(16)
Net income (loss)	(6)

Balance at December 31, 2003	$(22)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)

Balance at December 31, 2002	$(16)	$15	$(31)	$(16)	$(10)
Net income (loss)	(6)	6	(12)	(6)	(1)

Balance at December 31, 2003	$(22)	$21	$(43)	$(22)	$(11)

Pacific Venture Capital, LLC (Consolidated)

Balance at December 31, 2002	$(5)
Net income (loss)	(5)

Balance at December 31, 2003	$(10)

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Telecom, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC

Balance at December 31, 2002	$(10)	$-	$(10)	$(10)	$-
Net income (loss)	(1)	-	(1)	(1)	-

Balance at December 31, 2003	$(11)	$-	$(11)	$(11)	$-

PG&E Telecom Holdings, LLC

Balance at December 31, 2002	$-
Net income (loss)	-

Balance at December 31, 2003	$-

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC

Balance at December 31, 2002	$(5)	$2	$(7)	$(5)	$(2)
Net income (loss)	(5)	1	(6)	(5)	(1)

Balance at December 31, 2003	$(10)	$3	$(13)	$(10)	$(3)

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company

Operating Revenues
Electric	$7,582	$(3)	$7,585	$7,585
Natural gas	2,856	-	2,856	2,855

Total operating revenues	10,438	(3)	10,441	10,440

Operating Expenses
Cost of electricity	2,319	-	2,319	2,319
Cost of natural gas	1,467	(1)	1,468	1,468
Operating and maintenance	2,935	(3)	2,938	2,934
Depreciation, amortization and decommissioning	1,218	-	1,218	1,217
Reorganization professional fees and expenses	160	-	160	160

Total operating expenses	8,099	(4)	8,103	8,098

Operating Income (Loss)	2,339	1	2,338	2,342
Reorganization interest income	46	-	46	46
Interest income	7	(93)	100	7
Interest expense	(953)	93	(1,046)	(958)
Equity in earnings of subsidiaries	-	(3)	3	3
Other income (expense), net	13	-	13	13

Income (Loss) Before Income Taxes	1,452	(2)	1,454	1,453
Income tax provision	528	-	528	528

Net Income Before Cumulative Effect of a Change in Accounting Principle	924	(2)	926	925
Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	(1)	-	(1)	(1)

Net Income (Loss)	923	(2)	925	924
Preferred stock dividend requirement	22	-	22	22

Income Available for (Loss Allocated to) Common Stock	$901	$(2)	$903	$902

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Total Subsidiaries	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	1	-	-	-

Total operating revenues	1	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	4	-	-	-
Depreciation, amortization and decommissioning	1	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	5	-	-	-

Operating Income (Loss)	(4)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	93	-	-	-
Interest expense	(88)	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	1	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	1	-	-	-
Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	1	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$1	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Standard Pacific Gas Line Incorporated	Pacific Energy Fuels Company	Fuelco LLC	Pacific Gas Properties Company

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	1	-	-	-

Total operating revenues	1	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	1	-	-	-
Depreciation, amortization and decommissioning	1	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	2	-	-	-

Operating Income (Loss)	(1)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	(1)	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	(1)	-	-	-
Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	(1)	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$(1)	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company	Eureka Energy Company

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital II

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	3	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	3	-	-	-

Operating Income (Loss)	(3)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	93	-	-	-
Interest expense	(88)	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	2	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	2	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	2	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$2	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Total Subsidiaries	ETrans LLC	GTrans LLC	TES LLC	Electric Generation LLC (Consolidated)

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	-	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision	-	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-	-

Net Income (Loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC	Total Subsidiaries

Operating Revenues
Electric	$-	$-	$-	$-	$-
Natural gas	-	-	-	-	-

Total operating revenues	-	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-	-
Cost of natural gas	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-

Total operating expenses	-	-	-	-	-

Operating Income (Loss)	-	-	-	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-	-
Other income (expense), net	-	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision	-	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-	-

Net Income (Loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum-Spaulding Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Haas-Kings River Project LLC	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC

Operating Revenues
Electric	$-	$-	$-	$-
Natural gas	-	-	-	-

Total operating revenues	-	-	-	-

Operating Expenses
Cost of electricity	-	-	-	-
Cost of natural gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization and decommissioning	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-

Total operating expenses	-	-	-	-

Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-

Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-	-	-	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-	-	-	-

Net Income (Loss)	-	-	-	-
Preferred stock dividend requirement	-	-	-	-

Income Available for (Loss Allocated to) Common Stock	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
Upper NF Feather River Project LLC

Operating Revenues
Electric	$-
Natural gas	-

Total operating revenues	-

Operating Expenses
Cost of electricity	-
Cost of natural gas	-
Operating and maintenance	-
Depreciation, amortization and decommissioning	-
Reorganization professional fees and expenses	-

Total operating expenses	-

Operating Income (Loss)	-
Reorganization interest income	-
Interest income	-
Interest expense	-
Equity in earnings of subsidiaries	-
Other income (expense), net	-

Income (Loss) Before Income Taxes	-
Income tax provision	-

Net Income Before Cumulative Effect of a Change in Accounting Principle	-

Cumulative effect of a change in accounting principle (net of income tax benefit of $1 million)	-

Net Income (Loss)	-
Preferred stock dividend requirement	-

Income Available for (Loss Allocated to) Common Stock	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries

ASSETS
Current Assets
Cash and cash equivalents	$2,979	$18	$2,961	$2,945	$16
Restricted cash	403	-	403	326	77
Accounts receivable:
Customers	2,424	-	2,424	2,424	-
Related parties	17	(890)	907	33	874
Regulatory balancing accounts	248	-	248	248	-
Inventories:
Gas stored underground	166	-	166	166	-
Materials and supplies	126	-	126	126	-
Income taxes receivable	3	3	-	-	-
Prepaid expenses and other	97	1	96	96	-

Total current assets	6,463	(868)	7,331	6,364	967

Property, Plant and Equipment
Electric	20,468	(72)	20,540	20,540	-
Gas	8,355	-	8,355	8,325	30
Construction work in progress	379	-	379	379	-

Total property, plant and equipment	29,202	(72)	29,274	29,244	30
Accumulated depreciation	(11,100)	19	(11,119)	(11,109)	(10)

Net property, plant and equipment	18,102	(53)	18,155	18,135	20

Other Noncurrent Assets
Investments in subsidiaries	-	(524)	524	524	-
Regulatory assets	2,001	(78)	2,079	2,079	-
Nuclear decommissioning funds	1,478	-	1,478	1,478	-
Other	1,022	(648)	1,670	957	713

Total other noncurrent assets	4,501	(1,250)	5,751	5,038	713

TOTAL ASSETS	$29,066	$(2,171)	$31,237	$29,537	$1,700

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$310	$-	$310	$310	$-
Current portion of rate reduction bonds	290	-	290	-	290
Accounts payable:
Trade creditors	657	(4)	661	661	-
Related parties	224	(873)	1,097	1,085	12
Regulatory balancing accounts	186	-	186	186	-
Other	365	36	329	329	-
Interest payable	153	38	115	114	1
Income taxes payable	-	3	(3)	(2)	(1)
Deferred income taxes	86	-	86	86	-
Other	637	(37)	674	674	-

Total current liabilities	2,908	(837)	3,745	3,443	302

Noncurrent Liabilities
Long-term debt	2,431	(28)	2,459	2,431	28
Rate reduction bonds	870	(263)	1,133	263	870
Regulatory liabilities	3,979	-	3,979	3,979	-
Asset retirement obligations	1,218	-	1,218	1,218	-
Deferred income taxes	1,334	-	1,334	1,334	-
Deferred tax credits	127	-	127	127	-
Preferred stock with mandatory redemption provisions	137	-	137	137	-
Other	1,471	(46)	1,517	1,517	-

Total noncurrent liabilities	11,567	(337)	11,904	11,006	898

Liabilities Subject to Compromise
Financing debt	5,603	-	5,603	5,603	-
Trade creditors	3,899	(55)	3,954	3,954	-

Total liabilities subject to compromise	9,502	(55)	9,557	9,557	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	145	-	145	145	-
Redeemable preferred stock	149	-	149	149	-
Common stock	1,606	-	1,606	1,606	-
Common stock held by subsidiary, at cost	(475)	(475)	-	-	-
Additional paid-in capital	1,964	(545)	2,509	1,963	546
Reinvested earnings (accumulated deficit)	1,706	78	1,628	1,674	(46)
Accumulated other comprehensive loss	(6)	-	(6)	(6)	-

Total shareholders' equity	5,089	(942)	6,031	5,531	500

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$29,066	$(2,171)	$31,237	$29,537	$1,700

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated	Pacific Energy Fuels Company

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	7	-	-	1	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	7	-	-	1	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	30	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	30	-
Accumulated depreciation	-	-	-	(10)	-

Net property, plant and equipment	-	-	-	20	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$7	$-	$-	$21	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated	Pacific Energy Fuels Company

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	(1)	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	(1)	-

Noncurrent Liabilities
Long-term debt	-	-	-	28	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	28	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	11	-	-	12	-
Reinvested earnings (accumulated deficit)	(4)	-	-	(18)	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	7	-	-	(6)	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$7	$-	$-	$21	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Fuelco LLC	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Fuelco LLC	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	10	-	1	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	10	-	1	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	17	-
Reinvested earnings (accumulated deficit)	-	(10)	-	(18)	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	(10)	-	(1)	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital II

ASSETS
Current Assets
Cash and cash equivalents	$1	$15	$-	$-	$-
Restricted cash	-	77	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	1	858	7	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	2	950	7	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	4	266	443	-	-

Total other noncurrent assets	4	266	443	-	-

TOTAL ASSETS	$6	$1,216	$450	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital II

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	290	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	1	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	1	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	1	291	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	870	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	870	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	5	26	475	-	-
Reinvested earnings (accumulated deficit)	-	29	(25)	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	5	55	450	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6	$1,216	$450	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-
Materials and supplies	-	-	-	-
Income taxes receivable	-	-	-	-
Prepaid expenses and other	-	-	-	-

Total current assets	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-

Total property, plant and equipment	-	-	-	-
Accumulated depreciation	-	-	-	-

Net property, plant and equipment	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	-	-	-	-

Total other noncurrent assets	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	-	-	-
Income taxes payable	-	-	-	-
Deferred income taxes	-	-	-	-
Other	-	-	-	-

Total current liabilities	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	-	-	-
Regulatory liabilities	-	-	-	-
Asset retirement obligations	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-
Other	-	-	-	-

Total noncurrent liabilities	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-
Trade creditors	-	-	-	-

Total liabilities subject to compromise	-	-	-	-

Commitments and Contingencies	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Additional paid-in capital	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-

Total shareholders' equity	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	TES LLC	Electric Generation LLC (Consolidated)

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-
Materials and supplies	-	-	-	-
Income taxes receivable	-	-	-	-
Prepaid expenses and other	-	-	-	-

Total current assets	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-

Total property, plant and equipment	-	-	-	-
Accumulated depreciation	-	-	-	-

Net property, plant and equipment	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	-	-	-	-

Total other noncurrent assets	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	TES LLC	Electric Generation LLC (Consolidated)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	-	-	-
Income taxes payable	-	-	-	-
Deferred income taxes	-	-	-	-
Other	-	-	-	-

Total current liabilities	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	-	-	-
Regulatory liabilities	-	-	-	-
Asset retirement obligations	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-
Other	-	-	-	-

Total noncurrent liabilities	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-
Trade creditors	-	-	-	-

Total liabilities subject to compromise	-	-	-	-

Commitments and Contingencies	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Additional paid-in capital	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-

Total shareholders' equity	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-
Materials and supplies	-	-	-	-
Income taxes receivable	-	-	-	-
Prepaid expenses and other	-	-	-	-

Total current assets	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-

Total property, plant and equipment	-	-	-	-
Accumulated depreciation	-	-	-	-

Net property, plant and equipment	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	-	-	-	-

Total other noncurrent assets	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-
Related parties	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	-	-	-	-
Interest payable	-	-	-	-
Income taxes payable	-	-	-	-
Deferred income taxes	-	-	-	-
Other	-	-	-	-

Total current liabilities	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	-	-	-
Regulatory liabilities	-	-	-	-
Asset retirement obligations	-	-	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-
Other	-	-	-	-

Total noncurrent liabilities	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-
Trade creditors	-	-	-	-

Total liabilities subject to compromise	-	-	-	-

Commitments and Contingencies	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-
Additional paid-in capital	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-

Total shareholders' equity	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Total Subsidiaries	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Total Subsidiaries	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC

ASSETS
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories:
Gas stored underground	-	-	-	-	-
Materials and supplies	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expenses and other	-	-	-	-	-

Total current assets	-	-	-	-	-

Property, Plant and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-

Total property, plant and equipment	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-

Net property, plant and equipment	-	-	-	-	-

Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-

Total other noncurrent assets	-	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Long-term debt, classified as current	$-	$-	$-	$-	$-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Trade creditors	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Interest payable	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-

Total current liabilities	-	-	-	-	-

Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Regulatory liabilities	-	-	-	-	-
Asset retirement obligations	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Preferred stock with mandatory redemption provisions	-	-	-	-	-
Other	-	-	-	-	-

Total noncurrent liabilities	-	-	-	-	-

Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-

Total liabilities subject to compromise	-	-	-	-	-

Commitments and Contingencies	-	-	-	-	-

Preferred Stock with Mandatory Redemption Provisions	-	-	-	-	-
Shareholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive loss	-	-	-	-	-

Total shareholders' equity	-	-	-	-	-

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Reclassifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries

Balance at December 31, 2002	$805	$80	$725	$772	$(47)
Net income (loss)	923	(2)	925	924	1
Other	(22)	-	(22)	(22)	-

Balance at December 31, 2003	$1,706	$78	$1,628	$1,674	$(46)

	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated	Pacific Energy Fuels Company

Balance at December 31, 2002	$(4)	$-	$-	$(17)	$-
Net income (loss)	-	-	-	(1)	-
Other	-	-	-	-	-

Balance at December 31, 2003	$(4)	$-	$-	$(18)	$-

	Fuelco LLC	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company

Balance at December 31, 2002	$-	$(10)	$-	$(18)	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$(10)	$-	$(18)	$-

	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital II

Balance at December 31, 2002	$-	$27	$(25)	$-	$-
Net income (loss)	-	2	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$29	$(25)	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)

Balance at December 31, 2002	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Other	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries

Balance at December 31, 2002	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-	$-

	ETrans LLC	GTrans LLC	TES, LLC	Electric Generation LLC (Consolidated)

Balance at December 31, 2002	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Other	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	Electric Generation LLC (Consolidated)	Eliminations	Total Unconsolidated	Electric Generation LLC	Total Subsidiaries

Balance at December 31, 2002	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-	$-

	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC	Crane Valley Project LLC

Balance at December 31, 2002	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-	$-

	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum- Spaulding Project LLC	Haas-Kings River Project LLC	Hamilton Branch Project LLC

Balance at December 31, 2002	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-	$-

	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC

Balance at December 31, 2002	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-	$-

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2003
(in millions)
(unaudited)
	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC

Balance at December 31, 2002	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-	$-

	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC	Potter Valley Project LLC

Balance at December 31, 2002	$-	$-	$-	$-	$-
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-	$-

	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC	Upper NF Feather River Project LLC

Balance at December 31, 2002	$-	$-	$-	$-
Net income (loss)	-	-	-	-
Other	-	-	-	-

Balance at December 31, 2003	$-	$-	$-	$-

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions)
(unaudited)
	PG&E National Energy Group, LLC (Consolidated)	Eliminations and Reclassifications	PG&E National Energy Group, LLC (Consolidated)

Operating Revenues
Energy commodities and services	$-	$(428)	$428
Equity in earnings of subsidiaries	-	(41)	41

Total operating revenues	-	(469)	469

Operating Expenses
Cost of energy commodities and services	-	(153)	153
Operating and maintenance	-	(278)	278
Impairments, write-offs and other charges	-	(230)	230
Depreciation and amortization	-	(51)	51

Total operating expenses	-	(712)	712

Operating Income (Loss)	-	243	(243)
Interest income	-	(5)	5
Interest expense	-	228	(228)
Other income (expense), net	-	(8)	8

Income (Loss) Before Income Taxes	-	458	(458)
Income tax provision (benefit)	-	39	(39)

Income (Loss) From Continuing Operations	-	419	(419)
Discontinued Operations
Loss from operations of NEGT (net of zero income tax)	(521)	(419)	(102)

Net Income (Loss) Before Cumulative Effect of Changes in Accounting Principles	(521)	-	(521)
Cumulative effect of changes in accounting principles (net of zero income tax)	(8)	-	(8)

Net Income (Loss)	$(529)	$-	$(529)